Exhibit 10.2

                   FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT
                   ------------------------------------------

          FIRST AMENDMENT TO STOCKHOLDERS' AGREEMENT (this "Amendment"), dated
                                                            ---------
as of June 20, 2006 between STARWOOD HOTELS & RESORTS WORLDWIDE, INC., a Maryland corporation ("Investor"), GRILL CONCEPTS, INC., a Delaware corporation
                       --------
("Issuer") and the STOCKHOLDERS OF ISSUER LISTED IN SCHEDULE 1 attached hereto
  ------
(the "Stockholders").  Unless otherwise defined herein, all capitalized terms
      ------------
used herein shall have the respective meanings provided such terms in the Stockholders' Agreement referred to below.

                              W I T N E S S E T H:
                              -------------------

          WHEREAS, Investor, GCI and the Stockholders are parties to that certain Stockholders' Agreement dated as of July 27, 2001 (the "Stockholders'
                                                                -------------
Agreement"); and
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          WHEREAS, subject to the terms and conditions of this Amendment,
Investor, Issuer and the Stockholders wish to amend certain provisions of the Stockholders' Agreement as herein provided.

          NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. The Stockholders Agreement is hereby amended by deleting Section 2(i) through (v) in its entirety and substituting in lieu thereof the following:

     "(i) not fewer than one nominee of Investor is at all times duly elected or appointed as a director of Issuer; and

     (ii) the number of individuals comprising the entire board of directors of Issuer shall not exceed nine."

     2.     Miscellaneous Provisions.
            ------------------------

          (a) This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Stockholders' Agreement.

          (b) This Amendment may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

          (c) THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                    [Signatures appear on the following page]

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          IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

                              STARWOOD HOTELS & RESORTS
                                   WORLDWIDE, INC.


                              By: /s/
                                  Name:
                                  Title:


                              GRILL CONCEPTS, INC.


                              By: /s/ Philip Gay
                                  Name:  Philip Gay
                                  Title:  EVP and CFO


                              /s/ Robert Spivak
                              Robert Spivak


                              /s/ Michael Weinstock
                              Michael Weinstock


                              ----------------------------
                              Lewis Wolf


                              ----------------------------
                              Keith Wolf


                              WOLFF REVOCABLE TRUST OF 1993


                              By:__________________________
                                  Name:
                                  Title:

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                                   SCHEDULE 1

                                  STOCKHOLDERS

  Name                                   Address

Robert Spivak                      11661 San Vicente Blvd.
                                   Suite 404
                                   Los Angeles, California 90049

Michael Weinstock                  11661 San Vicente Blvd.
                                   Suite 404
                                   Los Angeles, California 90049

Lewis Wolff                        11828 La Grange Avenue
                                   Los Angeles, California 90025

Keith Wolff                        11828 La Grange Avenue
                                   Los Angeles, California 90025

Wolff Revocable Trust of 1993      11828 La Grange Avenue
                                   Los Angeles, California 90025

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